Exhibit 99.1
December 11, 2008
VIA FACSIMILE
AND FIRST CLASS MAIL
Mr. Walter McCann
Chairman of the Board of Directors
Magellan Petroleum Corporation
10 Columbus Boulevard
Hartford, Connecticut 06106
Mr. Robert J. Mollah
Chairman of the Board of Directors
Magellan Petroleum Australia Limited
10th Floor, 145 Eagle St, Brisbane,
Queensland, Australia 4000
GPO Box 2766, Brisbane 4001

Re:	Resignation from the Board of Directors of Magellan Petroleum Corporation and Magellan Petroleum Australia Limited
Dear Walter and Robert:
     I hereby resign as a member of the Board of Directors and as Assistant Secretary of Magellan Petroleum Corporation and as a director of Magellan Petroleum Australia Limited, effective December 11, 2008.
Very truly yours,
/s/ Timothy L. Largay
Timothy L. Largay